Financial Income (Expenses), Net	6 Months Ended
Jun. 30, 2023
Finance Income Net [Abstract]
FINANCIAL INCOME (EXPENSES), NET

NOTE 9 - FINANCIAL INCOME (EXPENSES), NET:

	Six months ended June 30		Three months ended June 30
	2023	2022	2023	2022
	U.S. dollars in thousands

Foreign currency exchange differences	(2,273)	(3,865)	(1,021)	(3,554)
Interest income on short-term deposits	3,090	404	1,630	199
Other	(25)	(214)	(8)	(205)
Total financial income (expenses), net	792	(3,675)	601	(3,560)